                                                                   Exhibit 10.78
                                                                   -------------

                              ASSIGNMENT AGREEMENT

This Assignment Agreement (this "Agreement") is made and entered into as of October 29, 2001 (the "Effective Date") by and between Agen Biomedical Limited, an Australian company, having its principal place of business at 11 Durbell Street, Acacia Ridge, Queensland 4110, Australia ("Agen"), and Synbiotics Corporation, a California corporation, having its principal place of business at 11011 Via Frontera, San Diego, CA 92127, United States of America ("Synbiotics").

                                    RECITALS

Whereas, RM Diagnostics SAS entered into a Distribution Agreement dated July 9, 1997 with Rhone Merieux SAS for distribution of certain Witness products in Japan (the "Distribution Agreement"),

Whereas, Synbiotics acquired all of the outstanding shares of RM Diagnostics effective July 9, 1997,

Whereas, Agen and Synbiotics have entered into a License, Distribution and OEM Agreement dated October 29, 2001,

Now, Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

                                    AGREEMENT

Synbiotics hereby assigns all of it's rights and interests in the Distribution Agreement to Agen.

In Witness Whereof, the Parties have caused this Agreement to be executed by duly authorized representatives of the Parties as of the Effective Date.


Agen Biomedical Ltd.                       Synbiotics Corporation


By: /s/ Russell Richards                   By: /s/ Paul A. Rosinack
---------------------------------------    -------------------------------------
        Signature                                  Signature

Name: Russell Richards                     Name: Paul A. Rosinack


Title: General Manager                     Title: President and CEO